EXHIBIT NO. 99.(h) 6

MASTER ADMINISTRATIVE SERVICES AGREEMENT

Amended and Restated

As of January 1, 2013

Exhibit A, as revised:

February 27, 2007 (Addition of MFS Series Trust XIV)

May 1, 2007 (Redesignation of MFS Capital Opportunities Series to MFS Core Equity Series)

June 22, 2007 (Termination of AGF, MVF, IBF and MMB)

June 29, 2007 (Addition of CCA, CXE, CMK, CIF, CXH, CMU)

August 1, 2007 (Termination of MFS Institutional International Research Equity Fund

and

MFS Institutional Municipal Money Market Portfolio)

September 25, 2007 (Redesignation of MFS Government Limited Maturity Fund as MFS Series Trust XV and Addition of MFS Diversified Target Return Fund)

April 1, 2008 (Redesignation of MFS Emerging Growth Fund as MFS Growth Fund)

May 1, 2008 (Redesignation of MFS Emerging Growth Series as MFS Growth Series)

June 1, 2008 (Redesignation of MFS Union Standard Equity Fund as MFS Blended Research Core Equity Fund)

September 23, 2008 (Addition of MFS Commodity Strategy Fund and MFS Fundamental 103/30 Fund, each a series of MFS Series Trust XV, and MFS Global Real Estate Fund, a series of MFS Series Trust XIII)

July 31, 2009 (Termination of MFS Floating Rate High Income Fund, MFS New Endeavor Fund, MFS Strategic Value Fund, and MFS Money Market Series)

May 31, 2010 (Addition of MFS Global Bond Fund)

July 21, 2010 (Addition of MFS Asia Pacific Ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, and MFS Lifetime 2050 Fund)

October 1, 2010 (Redesignation of MFS California Insured Municipal Fund to MFS California Municipal Fund)

February 15, 2011 (Addition of MFS Absolute Return Fund and MFS Global Multi-Asset Fund)

April 12, 2011 (Addition of MFS New Discovery Value Fund and Termination of MFS Research Bond Fund J)

July 20, 2011 (Addition of MFS Global Brands Fund and MFS Emerging Markets Debt Local Currency Fund)

September 13, 2011 (Redesignation of MFS Global Brands Fund to MFS Global Leaders and MFS Sector Rotational Fund to MFS Equity Opportunities Fund, and Termination of MFS Core Growth Fund)

October 18, 2011 (Addition of MFS Global New Discovery Fund)

July 17, 2012 (Addition of MFS Equity Income Fund, MFS High Yield Pooled Portfolio, MFS Lifetime 2015 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2045 Fund, and MFS Lifetime 2055 Fund)

December 7, 2012 (Addition of MFS Blended Research Small Cap Equity Portfolio, MFS Conservative Allocation Portfolio, MFS Global Real Estate Portfolio, MFS Growth Allocation Portfolio, MFS Inflation-Adjusted Bond Portfolio, MFS Limited Maturity Portfolio, MFS Mid Cap Value Portfolio, MFS Moderate Allocation Portfolio, and MFS New Discovery Value Portfolio)

September 10, 2013 (Addition of MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund, Termination of MFS High Income Series, MFS Strategic Income Series, and MFS Total Return Portfolio, and Removal of MFS Florida Municipal Bond Fund)

February 1, 2014 (Redesignation of MFS Diversified Target Return Fund as MFS Global Alternative Strategy Fund)

March 31, 2014 (Redesignation of MFS High Yield Opportunities Fund as MFS Global High Yield Fund

May 6, 2014 (Addition of MFS Managed Wealth Fund)

June 20, 2014 (Reorganization of MFS Lifetime 2010 Fund into MFS Lifetime Retirement Income Fund)

July 1, 2014 (Redesignation of MFS Cash Reserve Fund as MFS U.S. Government Cash Reserve Fund and MFS Money Market Fund as MFS U.S. Government Money Market Fund)

Exhibit D, as revised:

January 1, 2008 (Revised Fee Schedule)

August 1, 2008

January 1, 2009

August 1, 2009

January 1, 2010

January 1, 2011 (Approved February 15, 2011)

January 1, 2011 (Approved April 12, 2011)

January 1, 2012 (Approved February 14, 2012)

July 17, 2012

As of July 1, 2014

Master Administrative Services Agreement - Exhibit A

Funds

I.                MFS Family of Funds

                                                MFS Series Trust I:

MFS Core Equity Fund

MFS Global Leaders Fund

MFS Low Volatility Equity Fund

MFS Low Volatility Global Equity Fund

MFS New Discovery Fund

MFS Research International Fund

MFS Technology Fund

MFS U.S. Government Cash Reserve Fund

MFS Value Fund

                                                MFS Series Trust II:

MFS Growth Fund

                                                MFS Series Trust III:

MFS Global High Yield Fund

MFS High Income Fund

MFS High Yield Pooled Portfolio

MFS Municipal High Income Fund

                                                MFS Series Trust IV:

MFS Global New Discovery Fund

MFS Government Money Market Fund

MFS Mid Cap Growth Fund

MFS U.S. Government Money Market Fund

                                                MFS Series Trust V:

                                                                   MFS International New Discovery Fund

                                                                   MFS Research Fund

                                                                   MFS Total Return Fund

                                                MFS Series Trust VI:

                                                                   MFS Global Equity Fund

                                                                   MFS Global Total Return Fund

                                                                   MFS Utilities Fund

                                                MFS Series Trust VII:

MFS Asia Pacific Ex-Japan Fund

MFS Equity Income Fund

MFS European Equity Fund

MFS Latin American Equity Fund

                                                MFS Series Trust VIII:

                                                                   MFS Global Growth Fund

                                                                   MFS Strategic Income Fund

MFS Series Trust IX:

                                                                   MFS Bond Fund

                                                                   MFS Inflation-Adjusted Bond Fund

                                                                   MFS Limited Maturity Fund

                                                                   MFS Municipal Limited Maturity Fund

                                                                   MFS Research Bond Fund

                                                MFS Series Trust X:

MFS Absolute Return Fund

MFS Aggressive Growth Allocation Fund

MFS Conservative Allocation Fund

MFS Emerging Markets Debt Fund

MFS Emerging Markets Debt Local Currency Fund

MFS Emerging Markets Equity Fund

MFS Global Bond Fund

MFS Growth Allocation Fund

MFS International Diversification Fund

MFS International Growth Fund

MFS International Value Fund

MFS Managed Wealth Fund

MFS Moderate Allocation Fund

                                                MFS Series Trust XI:

                                                                   MFS Mid Cap Value Fund

                                                                   MFS Blended Research Core Equity Fund

                                                MFS Series Trust XII:

                                                                   MFS Equity Opportunities Fund

MFS Lifetime Retirement Income Fund

MFS Lifetime 2015 Fund

MFS Lifetime 2020 Fund

MFS Lifetime 2025 Fund

                                                                   MFS Lifetime 2030 Fund

MFS Lifetime 2035 Fund

MFS Lifetime 2040 Fund

MFS Lifetime 2045 Fund

MFS Lifetime 2050 Fund

MFS Lifetime 2055 Fund

                                                MFS Series Trust XIII:

                                                                   MFS Diversified Income Fund

MFS Global Real Estate Fund

                                                                   MFS Government Securities Fund

MFS New Discovery Value Fund

                                                MFS Series Trust XV:

MFS Commodity Strategy Fund

MFS Global Alternative Strategy Fund

                                                MFS Series Trust XVI:

MFS Global Multi-Asset Fund

                                                MFS Municipal Series Trust:

                                                                  MFS Alabama Municipal Bond Fund

                                                                  MFS Arkansas Municipal Bond Fund

                                                                  MFS California Municipal Bond Fund

                                                                  MFS Georgia Municipal Bond Fund

                                                                  MFS Maryland Municipal Bond Fund

                                                                  MFS Massachusetts Municipal Bond Fund

                                                                  MFS Mississippi Municipal Bond Fund

                                                                  MFS New York Municipal Bond Fund

                                                                  MFS North Carolina Municipal Bond Fund

                                                                  MFS Pennsylvania Municipal Bond Fund

                                                                  MFS South Carolina Municipal Bond Fund

                                                                  MFS Tennessee Municipal Bond Fund

                                                                  MFS Virginia Municipal Bond Fund

                                                                  MFS West Virginia Municipal Bond Fund

                                                                  MFS Municipal Income Fund

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

II.           MFS Closed-End Funds

                                                                   MFS Charter Income Trust

                                                                   MFS Government Markets Income Trust

                                                                   MFS Intermediate Income Trust

                                                                   MFS Multimarket Income Trust

                                                                   MFS Municipal Income Trust

                                                                   MFS Special Value Trust

                                                                   MFS California Municipal Fund

MFS High Income Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Investment Grade Municipal Trust

MFS High Yield Municipal Trust

III.      MFS Institutional Funds

MFS Institutional Trust:

                                                                   MFS Institutional International Equity Fund

                                                                   MFS Institutional Large Cap Value Fund

                                                MFS Variable Insurance Trust:

                                                                   MFS Core Equity Series

                                                                   MFS Global Equity Series

                                                                   MFS Growth Series

                                                                   MFS Investors Growth Stock Series

                                                                   MFS Investors Trust Series

                                                                   MFS Mid Cap Growth Series

                                                                   MFS New Discovery Series

                                                                   MFS Research Bond Series

                                                                   MFS Research International Series

                                                                   MFS Research Series

                                                                   MFS Total Return Series

                                                                   MFS Utilities Series

                                                                   MFS Value Series

MFS Variable Insurance Trust II:

MFS Blended Research Core Equity Portfolio

MFS Bond Portfolio

MFS Core Equity Portfolio

MFS Emerging Markets Equity Portfolio

MFS Global Governments Portfolio

MFS Global Growth Portfolio

MFS Global Research Portfolio

MFS Global Tactical Allocation Portfolio

MFS Government Securities Portfolio

MFS High Yield Portfolio

MFS International Growth Portfolio

MFS International Value Portfolio

MFS Massachusetts Investors Growth Stock Portfolio

MFS Money Market Portfolio

MFS New Discovery Portfolio

MFS Research International Portfolio

MFS Strategic Income Portfolio

MFS Technology Portfolio

MFS Utilities Portfolio

MFS Value Portfolio

MFS Variable Insurance Trust III:

MFS Blended Research Small Cap Equity Portfolio

MFS Conservative Allocation Portfolio

MFS Global Real Estate Portfolio

MFS Growth Allocation Portfolio

MFS Inflation-Adjusted Bond Portfolio

MFS Limited Maturity Portfolio

MFS Mid Cap Value Portfolio

MFS Moderate Allocation Portfolio

MFS New Discovery Value Portfolio